EXHIBIT 99.1

WELLS FINANCIAL CORP.

SPECIAL MEETING OF STOCKHOLDERS

August 14, 2017

The undersigned hereby appoints the Board of Directors of Wells Financial Corp. (“Wells Financial”), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Wells Financial which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Meeting”), to be held at the corporate office located at 53 First Street, S.W., Wells, Minnesota on August 14, 2017, at 10:00 a.m., Central time and at any and all adjournments thereof, as follows:

	FOR	AGAINST	ABSTAIN
1. The approval of the Agreement and Plan of Merger, dated March 17, 2017, by and between Citizens Community Bancorp, Inc. and Wells Financial Corp.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. The approval of a proposal to adjourn the Meeting, if necessary, to permit further solicitation of proxies in favor of approval of the merger agreement.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED “FOR” THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting and a Proxy Statement/Prospectus dated June     , 2017.

☐	Please check here if you plan to attend the Meeting.

Dated:                                 , 2017

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.